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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

          Date of Report (Date of earliest event reported): July 11, 2008


                         Marketing Worldwide Corporation
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             (Exact name of registrant as specified in its charter)

            Delaware                000-50586               68-0566295
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 (State or other jurisdiction      (Commission            (IRS Employer
       of incorporation)           File Number)          Identification No.)


                 2212 Grand Commerce Dr., Howell, Michigan 48855
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               (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (517) 540-0045


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))





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Item 3.02 Unregistered Sales of Equity Securities

On July 11, 2008, Marketing Worldwide Corporation (the "Registrant") entered an Exchange Agreement with Vision Opportunity Master Fund, Ltd. ("Vision") and amended terms in the Series F Common Stock Purchase Warrant and Series J Common Stock Purchase Warrant owned by Vision. Under the Exchange Agreement, the Registrant delivered 750,000 shares of Series B Convertible Preferred Stock to Vision in exchange for Vision's delivery, surrender, and cancellation of 3,500,000 Series A Common Stock Purchase Warrants, 3,500,000 Series B Common Stock Purchase Warrants, 3,500,000 Series C Common Stock Purchase Warrants, 2,500,000 Series D Common Stock Purchase Warrants, and 2,500,000 Series E Common Stock Purchase Warrants. Vision paid $525,000 and exercised the Series F Common Stock Purchase Warrant and Series J Common Stock Purchase Warrant, as amended, and the Registrant delivered 442,308 shares of Series B Convertible Preferred Stock.

The transactions were exempt from registration under the Securities Act of 1933, based upon Section 4(2) for transactions by the issuer not involving any public offering. There was no general solicitation, no advertisement and resale restrictions were imposed. The investor was an accredited investor had such knowledge and experience in business and financial matters that the investor was capable of evaluating the merits and risks of the prospective investment. The amount of the investment was reasonable in relation to the investor's net worth because it did not exceed 10% of the investor's net worth. Copies of the transaction documents are attached as Exhibits.

Item 9.01 Financial Statements and Exhibits

(a) EXHIBIT(S) DESCRIPTION

         Exhibits
         --------
        (4)(12) Certificate of Designation of the Relative Rights and Preferences of the Series B Convertible Preferred Stock

        (4)(13) Amendment to Section 7 of the Certificate of Designation of the Relative Rights and Preferences of the Series A Convertible Preferred Stock

        (4)(14) Amendment No. 4 to Series J Warrant and Amendment No. 2 to Series F Warrant

        (10)(25)  Exchange Agreement dated July 11, 2008


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 16, 2008

                                      Marketing Worldwide Corporation



                                      /s/ James C. Marvin
                                      -------------------
                                      James C. Marvin, Chief Financial Officer





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                                            EXHIBIT INDEX
Exhibits
--------
(4)(12) Certificate of Designation of the Relative Rights and Preferences of the Series B Convertible Preferred Stock

(4)(13) Amendment to Section 7 of the Certificate of Designation of the Relative Rights and Preferences of the Series A Convertible Preferred Stock

(4)(14) Amendment No. 4 to Series J Warrant and Amendment No. 2 to Series F Warrant

(10)(25)    Exchange Agreement dated July 11, 2008